Net Income per Common Share and Equity per Common Share	12 Months Ended
Dec. 31, 2015
Net Income Per Common Share and Equity per Commn Share [Abstract]
Net Income per Common Share and Equity per Common Share

Note 13 – Net Income per Common Share and Equity per Common Share

Basic net income per share is based on the weighted average number of common shares outstanding.  Diluted net income per share is based on the weighted average number of common shares outstanding and potentially dilutive shares.  The dilutive effect of employee stock-based compensation is included in the computation of diluted net income per share.  The dilutive effect of stock-based compensation is calculated using the treasury stock method and expected proceeds upon exercise or issuance of the stock-based compensation.  The following table summarizes the shares, in thousands, used in computing basic and diluted net income per share:

	Years ended December 31,
	2015	2014	2013
Average common shares outstanding during the period for basic computation	176,788	176,864	176,140
Effect of dilutive securities:
Employee stock-based compensation	729	899	674
Average common shares outstanding during the period for diluted computation	177,517	177,763	176,814

For the years ended December 31, 2015, 2014 and 2013, all of the Company’s employee stock options were included in the calculation of diluted net income per share as the calculated cost to exercise the stock options was less than the average market price of the Company’s common stock during these periods.

Equity per common share was $9.78 and $9.37  at December 31, 2015 and 2014, respectively.  These amounts were computed by dividing Aqua America stockholders’ equity by the number of shares of common stock outstanding at the end of each year.